UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07742

Exact name of registrant as specified in charter:	Voyageur Mutual Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	May 31, 2013

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Minnesota High-Yield Municipal Bond Fund

May 31, 2013

	Principal
	Amount	Value
Municipal Bonds – 99.31%
Corporate-Backed Revenue Bonds – 4.88%
Cloquet Pollution Control Revenue (Potlatch Project) 5.90% 10/1/26	$2,700,000	$2,710,044
Laurentian Energy Authority I Cogeneration Revenue Series A 5.00% 12/1/21	1,750,000	1,719,725
Sartell Environmental Improvement Revenue (International Paper) Series A 5.20% 6/1/27	1,750,000	1,750,455
St. Paul Port Authority Solid Waste Disposal Revenue (Gerdau St. Paul Steel Mill Project)
Series 7 4.50% 10/1/37 (AMT)	2,365,000	2,327,728
		8,507,952
Education Revenue Bonds – 11.42%
Baytown Township Lease Revenue (St. Croix Preparatory Academy) Series A 7.00% 8/1/38	500,000	536,240
Duluth Housing & Redevelopment Authority Revenue (Public School Academy) Series A 5.875% 11/1/40	1,000,000	1,073,110
Minnesota Higher Education Facilities Authority Revenue
(Augsburg College)
Series 6-C 5.00% 5/1/23	700,000	710,542
Series 6-J1 5.00% 5/1/36	1,000,000	1,014,460
(Bethel University) Series 6-R 5.50% 5/1/37	1,500,000	1,564,185
(Macalester College) Series 6-P 4.25% 3/1/32	1,000,000	1,026,270
(St. Catherine University) Series 7-Q
5.00% 10/1/25	325,000	366,204
5.00% 10/1/26	280,000	313,953
(St. John's University) Series 6-U 4.75% 10/1/33	825,000	871,365
(St. Olaf) Series 6-O
4.50% 10/1/32	1,000,000	1,034,830
5.00% 10/1/22	1,000,000	1,128,100
(St. Scholastica College) Series H 5.125% 12/1/40	750,000	799,868
(University of St. Thomas)
Series 7-U
4.00% 4/1/25	1,150,000	1,265,288
4.00% 4/1/27	500,000	539,195
Series 6-I 5.00% 4/1/23	1,500,000	1,661,744
Series 7-A 5.00% 10/1/39	1,000,000	1,091,920
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue (Nova Classical Academy)
Series A 6.625% 9/1/42	1,500,000	1,701,209
St. Paul Housing & Redevelopment Authority Lease Revenue (St. Paul Conservatory for Performing Artists)
Series A 4.625% 3/1/43	1,000,000	992,740
University of Minnesota Series A
4.00% 2/1/38	1,000,000	1,052,840
5.125% 4/1/34	1,000,000	1,160,760
		19,904,823
Electric Revenue Bonds – 5.81%
Chaska Electric Revenue (Generating Facilities) Series A 5.25% 10/1/25	1,000,000	1,100,390
Hutchinson Utilities Commission Revenue Series A
5.00% 12/1/22	490,000	586,221
5.00% 12/1/26	360,000	419,350
Minnesota Municipal Power Agency Electric Revenue Series A 5.00% 10/1/34	2,750,000	2,881,477
Northern Municipal Power Agency Electric System Revenue Series A 5.00% 1/1/18 (ASSURED GTY)	1,000,000	1,167,260
Puerto Rico Electric Power Authority Revenue Series XX 5.25% 7/1/40	1,665,000	1,658,956
Southern Minnesota Municipal Power Agency Supply System Revenue Series A 5.25% 1/1/16 (AMBAC)	500,000	558,480
Western Minnesota Municipal Power Agency Series A 5.00% 1/1/29	1,500,000	1,755,720
		10,127,854

Healthcare Revenue Bonds – 38.95%
Aitkin Health Care Facilities Revenue (Riverwood Health Care Center) 5.50% 2/1/24	700,000	728,245
Anoka Health Care Facility Revenue (Homestead Anoka Project) Series A 7.00% 11/1/46	1,650,000	1,765,698
Anoka Housing & Redevelopment Authority Revenue (Fridley Medical Center Project)
Series A 6.875% 5/1/40	1,000,000	1,097,730
Apple Valley Economic Development Authority Health Care Revenue (Augustanna Home St. Paul Project)
Series A 5.80% 1/1/30	1,000,000	1,023,860
Breckenridge Catholic Health Initiatives Series A 5.00% 5/1/30	2,000,000	2,063,320
Cloquet Housing Facilities (HADC Cloquet Project) Series A 5.00% 8/1/48	850,000	778,677
Deephaven Housing & Healthcare (St. Therese Senior Living Project) Series A
5.00% 4/1/38	200,000	200,912
5.00% 4/1/40	190,000	189,707
5.00% 4/1/48	300,000	291,987
Detroit Lakes Housing & Health Facilities Revenue (Mankato Lutheran Homes) Series D 5.50% 8/1/21	500,000	500,530
Duluth Economic Development Authority (St. Luke's Hospital Authority Obligation Group)
5.75% 6/15/32	200,000	213,494
6.00% 6/15/39	1,000,000	1,079,530
Glencoe Health Care Facilities Revenue (Glencoe Regional Health Services Project) 4.00% 4/1/31	1,000,000	1,004,770
Mahtomedi Senior Housing Revenue (St. Andrews Village Project) 5.75% 12/1/40	1,000,000	1,018,240
Maple Grove Health Care System Revenue (Maple Grove Hospital)
5.25% 5/1/28	2,200,000	2,299,110
5.25% 5/1/37	1,000,000	1,036,240
Minneapolis Health Care System Revenue (Fairview Health Services)
Series A 6.625% 11/15/28	2,000,000	2,425,240
Series B 6.50% 11/15/38 (ASSURED GTY)	250,000	303,848
Series D 5.00% 11/15/34 (AMBAC)	3,000,000	3,071,910
Minneapolis-St. Paul Housing & Redevelopment Authority Health Care Revenue
(Health Partners Obligation Group Project) 6.00% 12/1/17	525,000	539,149
Minnesota Agricultural & Economic Development Board Revenue (Benedictine Health Systems)
5.75% 2/1/29	1,000,000	1,000,740
Moorhead Economic Development Authority Multifamily Housing Revenue
(Eventide Lutheran Home Project) Series A 5.15% 6/1/29	550,000	550,952
Northfield Hospital & Skilled Nursing Revenue 5.375% 11/1/31	1,000,000	1,036,520
Oak Park Heights Housing Revenue (Oakgreen Commons Project) 7.00% 8/1/45	1,500,000	1,628,865
Oakdale Senior Housing (Oak Meadows Project) 5.00% 4/1/34	500,000	507,085
Owatonna Senior Housing Revenue (Senior Living Project) Series A
5.80% 10/1/29	400,000	423,280
6.00% 4/1/41	1,250,000	1,316,600
Rochester Health Care & Housing Revenue (Samaritan Bethany) Series A
6.875% 12/1/29	1,000,000	1,111,050
7.375% 12/1/41	375,000	420,544
Rochester Health Care Facilities Revenue
(Mayo Clinic) 4.00% 11/15/41	3,750,000	3,824,999
(Olmsted Medical Center Project)
5.00% 7/1/22	350,000	417,099
5.00% 7/1/27	245,000	280,812
5.00% 7/1/28	225,000	255,816
Sartell Health Care Facilities Revenue (Country Manor Campus Project) Series A
5.25% 9/1/22	1,080,000	1,149,066
6.25% 9/1/36	925,000	976,032
Sauk Rapids Health Care Housing Facilities Revenue (Good Shepherd Lutheran Home) 5.125% 1/1/39	825,000	832,112
Shakopee Health Care Facilities Revenue (St. Francis Regional Medical Center) 5.25% 9/1/34	1,000,000	1,011,680
St. Cloud Health Care Revenue
(Centracare Health System Project)
5.50% 5/1/39 (ASSURED GTY)	1,500,000	1,621,695
Series A 5.125% 5/1/30	3,125,000	3,478,094
St. Louis Park Health Care Facilities Revenue (Park Nicollet Health Services)
5.75% 7/1/39	3,830,000	4,263,976
Series C 5.50% 7/1/23	1,000,000	1,112,050

St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Allina Health System) Series A 5.00% 11/15/18 (NATL-RE)	1,900,000	2,202,480
(Health Partners Obligation Group Project) 5.25% 5/15/36	1,000,000	1,050,660
St. Paul Housing & Redevelopment Authority Hospital Revenue (Health East Project)
6.00% 11/15/25	1,000,000	1,071,660
6.00% 11/15/30	1,000,000	1,067,680
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue
(Senior Carondelet Village Project) Series A 6.00% 8/1/42	770,000	811,141
(Senior Episcopal Homes Project)
5.125% 5/1/48	1,700,000	1,637,576
Series A 5.15% 11/1/42	775,000	766,739
St. Paul Housing & Redevelopment Authority Multifamily Housing Revenue
(Marion Center Project) Series A 5.375% 5/1/43	1,000,000	1,011,870
Stillwater Health Care Revenue (Health System Obligation Group)
5.00% 6/1/25	2,000,000	2,050,320
5.00% 6/1/35	1,000,000	1,017,400
@Twin Valley Congregate Housing Revenue (Living Options Project) 5.95% 11/1/28	1,825,000	1,825,511
Washington County Housing & Redevelopment Authority Healthcare & Housing Revenue
(Birchwood & Woodbury Projects) Series A 5.625% 6/1/37	1,000,000	1,022,230
Wayzata Senior Housing Revenue (Folkestone Senior Living Community) Series A
5.50% 11/1/32	260,000	281,174
5.75% 11/1/39	590,000	643,100
6.00% 5/1/47	920,000	1,006,931
Winona Health Care Facilities Revenue (Winona Health Obligation Group) 5.15% 7/1/31	1,500,000	1,572,930
		67,890,666
Housing Revenue Bonds – 8.45%
Chaska Multifamily Housing Revenue (West Suburban Housing Partners Project) 5.875% 3/1/31 (AMT)	1,000,000	970,430
Minneapolis Multifamily Housing Revenue
(Grant Street Apartments Project) Series A 7.25% 11/1/29	1,975,000	1,978,002
(Olson Townhomes Project) 6.00% 12/1/19 (AMT)	995,000	995,677
(Trinity Apartments) Series A 6.75% 5/1/21 (HUD)	480,000	480,725
Minneapolis-St. Paul Housing Finance Board Single Family Mortgage (City Living Project)
Series A-2 5.00% 12/1/38 (GNMA) (FNMA) (AMT)	232,562	238,583
Minnesota Housing Finance Agency
(Rental Housing)
Series A 4.875% 8/1/24 (AMT)	585,000	586,275
Series A-1 5.00% 8/1/40 (AMT)	2,265,000	2,306,495
(Residential Housing)
Series G 5.00% 7/1/36 (AMT)	790,000	805,531
Series I 4.85% 7/1/38 (AMT)	955,000	980,384
Series L 5.10% 7/1/38 (AMT)	1,350,000	1,439,438
Series M 4.875% 7/1/37 (AMT)	2,425,000	2,473,523
St. Paul Housing & Redevelopment Authority Multifamily Housing Revenue (Shelby Grotto Housing Project)
5.50% 9/20/44 (GNMA) (FHA) (AMT)	750,000	753,053
Stillwater Multifamily Housing Revenue (Orleans Homes Project) 5.50% 2/1/42 (AMT)	750,000	721,710
		14,729,826
Lease Revenue Bonds – 4.31%
Minnesota General Fund Revenue Appropriations Series B
4.00% 3/1/26	1,500,000	1,641,435
5.00% 3/1/27	1,000,000	1,175,870
5.00% 3/1/29	1,500,000	1,739,940
University of Minnesota Special Purpose Revenue (State Supported Stadium Debt) 5.00% 8/1/29	2,660,000	2,954,754
		7,511,999
Local General Obligation Bonds – 8.24%
Chaska Independent School District #112 (School Building) Series A 4.50% 2/1/28 (NATL-RE)	1,000,000	1,072,020
Farmington Independent School District #192 (School Building) Series B 5.00% 2/1/27 (AGM)	1,000,000	1,062,700
Foley Independent School District #51 (School Building) Series A 5.00% 2/1/21	1,105,000	1,226,130
Hopkins Independent School District #270 (Alternative Facilities) 5.00% 2/1/26 (NATL-RE)	1,055,000	1,123,491
Metropolitan Council Waste Water Treatment
Series B 5.00% 12/1/21	500,000	532,375
Series C 5.00% 3/1/28	1,000,000	1,113,720

Minneapolis Various Purposes 4.00% 12/1/23	1,500,000	1,627,830
Moorhead Improvement Series B 5.00% 2/1/33 (NATL-RE)	750,000	772,320
South Washington County Independent School District #833 (School Building) Series A
4.75% 2/1/27	1,500,000	1,662,600
Staples United Hospital District (Todd Morrison ETC Hospital-Lakewood)
5.00% 12/1/21	610,000	637,261
5.125% 12/1/24	205,000	212,655
5.25% 12/1/26	1,540,000	1,595,425
White Bear Lake Independent School District #624 (Alternative Facilities) Series B 4.75% 2/1/22	1,500,000	1,729,349
		14,367,876
§Pre-Refunded Bonds – 1.93%
Andover Economic Development Authority Public Facilities Lease Revenue (Andover
Community Center) 5.20% 2/1/34-14	1,000,000	1,032,460
Bemidji Health Care Facilities First Mortgage Revenue (North Country Health Services) 5.00% 9/1/20-16	1,150,000	1,302,973
St. Paul Port Authority Lease Revenue (Robert Street Office Building Project) Series 3-11 5.00% 12/1/27-13	1,000,000	1,023,850
		3,359,283
Special Tax Revenue Bonds – 7.93%
Hennepin County Sales Tax Revenue
(First Lien-Ball Park Project) Series B 5.00% 12/15/24	1,000,000	1,161,260
(Second Lien-Ballpark Project) Series B
5.00% 12/15/20	1,500,000	1,748,220
5.00% 12/15/24	1,000,000	1,161,260
Minneapolis Development Revenue (Limited Tax Supported Common Bond Fund) Series 2-A
5.00% 6/1/28 (AMT)	1,170,000	1,220,766
Minneapolis Tax Increment Revenue
@(Ivy Tower Project) 5.70% 2/1/29	785,000	720,881
(St. Anthony Falls Project) 5.65% 2/1/27	500,000	493,405
Minnesota 911 Revenue (Public Safety Radio Communication System Project) 5.00% 6/1/24 (ASSURED GTY)	1,000,000	1,156,830
Puerto Rico Sales Tax Financing Revenue First Subordinate
Series A 5.375% 8/1/39	750,000	788,048
Series B 5.75% 8/1/37	790,000	852,529
Series C 5.00% 8/1/46	1,750,000	1,833,772
St. Paul Port Authority (Brownsfields Redevelopment Tax) Series 2 5.00% 3/1/37	1,500,000	1,652,175
Virgin Islands Public Finance Authority Revenue (Senior Lien-Matching Fund Loan Note)
Series A 5.25% 10/1/24	1,000,000	1,041,920
		13,831,066
State General Obligation Bonds – 1.85%
Minnesota State Series A
5.00% 10/1/24	1,000,000	1,208,210
5.00% 10/1/27	1,000,000	1,191,750
(Various Purposes) 4.00% 8/1/27	750,000	824,153
		3,224,113
Transportation Revenue Bonds – 4.05%
Minneapolis-St. Paul Metropolitan Airports Commission Revenue
5.00% 1/1/21	1,000,000	1,199,590
5.00% 1/1/22	2,000,000	2,363,860
Senior Series A 5.00% 1/1/15 (AMT)	1,000,000	1,072,110
Subordinate Series B 5.00% 1/1/29	2,130,000	2,426,858
		7,062,418
Water & Sewer Revenue Bond – 1.49%
Metropolitan Council Waste Water Treatment Series E 5.00% 9/1/21	2,100,000	2,601,480
		2,601,480
Total Municipal Bonds (cost $165,190,670)		173,119,356
	Number of
	Shares
Short-Term Investments – 0.88%
Money Market Instrument – 0.30%
Minnesota Municipal Cash Trust	524,174	524,174
		524,174

	Principal
	Amount
¤Variable Rate Demand Note – 0.58%
Minneapolis & St. Paul Housing & Redevelopment Authority Health Care Revenue
(Allina Health System) Series B-2 0.07% 11/15/35 (LOC-JPMorgan Chase Bank N.A.)	$1,000,000	1,000,000
		1,000,000
Total Short-Term Investments (cost $1,524,174)		1,524,174

Total Value of Securities – 100.19%
(cost $166,714,844)		174,643,530
Liabilities Net of Receivables and Other Assets – (0.19%)		(326,165)
Net Assets Applicable to 15,846,156 Shares Outstanding – 100.00%		$174,317,365

§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
@Illiquid security. At May 31, 2013, the aggregate value of illiquid securities was $2,546,392, which represented 1.46% of the Fund's net assets. See Note 3 in "Notes."
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of May 31, 2013.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by Assured Guaranty Corporation
FHA – Federal Housing Administration
FNMA – Federal National Mortgage Association Collateral
GNMA – Government National Mortgage Association Collateral
HUD – Housing and Urban Development Section 8
LOC – Letter of Credit
NATL-RE – Insured by National Public Finance Guarantee Corporation

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds - Delaware Minnesota High-Yield Municipal Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Open-end investment companies are valued at their published net asset value. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not threshold” are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Aug. 31, 2009–Aug. 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At May 31, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$166,714,844
Aggregate unrealized appreciation	$8,613,965
Aggregate unrealized depreciation	(685,279)
Net unrealized appreciation	$7,928,686

For federal income tax purposes, at Aug. 31, 2012, capital loss carryforwards of $3,399,141 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $96,079 expires in 2015, $198,826 expires in 2016, $129,724 expires in 2017 and $2,974,512 expires in 2018.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Aug. 31, 2012, long-term loss of $5,487 will be carried forward under the Act.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of May 31, 2013:

	Level 1	Level 2	Total
Municipal Bonds	$-	$173,119,356	$173,119,356
Short-Term Investment	524,174	1,000,000	1,524,174
Total	$524,174	$174,119,356	$174,643,530

Security type is valued across multiple levels. The amount attributed to level 1 securities and level 2 securities represents 0.30% and 0.58%, respectively, of the total market value of this security type.

During the period ended May 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Geographic, Credit, and Market Risk
The Fund concentrates its investments in securities issued by municipalities, mainly in Minnesota, and may be subject to geographic concentration risk. In addition, the Fund has the flexibility to invest in issuers in Puerto Rico, the Virgin Islands, and Guam whose bonds are also free of individual state income taxes.

The value of the Fund’s investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At May 31, 2013, 8% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa3 by Moody’s Investors Service (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in certain obligations held by the Fund that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letter of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding.” "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of May 31, 2013, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to May 31, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware National High-Yield Municipal Bond Fund

May 31, 2013

	Principal
	amount	Value
Municipal Bonds – 97.04%
Corporate Revenue Bonds – 22.53%
Allegheny County, Pennsylvania Industrial Development Authority Revenue
(Environmental Improvement - U.S. Steel Corp. Project)
5.75% 8/1/42 (AMT)	$6,520,000	$6,612,128
6.875% 5/1/30	300,000	344,535
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed Series A-2
5.875% 6/1/47	8,845,000	8,024,271
6.50% 6/1/47	8,405,000	8,202,775
California Pollution Control Financing Authority Revenue (Poseidon Resources) 5.00% 7/1/37 (AMT)	5,000,000	5,047,050
California State Enterprise Development Authority Revenue (Sunpower Corp. - Recovery Zone Facility)
8.497% 4/1/31	1,000,000	1,145,890
Capital Trust Agency, Florida Revenue (Million Air One) 7.75% 1/1/41 (AMT)	1,700,000	1,902,062
Cass County, Texas Industrial Development Corporation Environmental Improvement Revenue
(International Paper Co. Project) Series A 6.00% 9/1/25 (AMT)	1,000,000	1,003,950
Cloquet, Minnesota Pollution Control Revenue Refunding (Potlatch Corp. Project) 5.90% 10/1/26	1,605,000	1,610,971
Columbus County, North Carolina Industrial Facilities & Pollution Control Financing
(International Paper Co. Project) Series A 5.70% 5/1/34	1,000,000	1,120,710
De Soto Parish, Louisiana Environmental Improvement Revenue (International Paper Co. Project)
Series A 6.35% 2/1/25 (AMT)	1,650,000	1,656,996
Delaware State Economic Development Authority Exempt Facilities (Indian River Power) 5.375% 10/1/45	1,600,000	1,704,928
Golden State, California Tobacco Securitization Corporate Settlement Revenue Refunding
Asset-Backed Senior Notes Series A-1
4.50% 6/1/27	2,585,000	2,542,813
5.75% 6/1/47	10,510,000	9,899,368
Houston, Texas Airport System Revenue (Continental Airlines) Series A 6.625% 7/15/38 (AMT)	2,000,000	2,283,420
Illinois Railsplitter Tobacco Settlement Authority
5.50% 6/1/23	2,010,000	2,404,804
6.00% 6/1/28	1,455,000	1,737,707
6.25% 6/1/24	2,635,000	2,923,269
Indiana State Finance Authority Environmental Revenue (U.S. Steel Corp. Project) 6.00% 12/1/26	935,000	1,026,658
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue
(Westlake Chemical Corp.) Series A-1 6.50% 11/1/35	3,000,000	3,570,360
Love Field Airport Modernization Corporation, Texas Special Facilities Revenue
(Southwest Airlines Co. Project) 5.25% 11/1/40	2,000,000	2,153,680
Maryland Economic Development Corporation Facilities Revenue (CNX Marine Terminals Inc.) 5.75% 9/1/25	3,825,000	4,241,122
Michigan Tobacco Settlement Financing Authority Revenue Asset-Backed Series A 6.00% 6/1/48	555,000	516,139
M-S-R Energy Authority, California Gas Revenue
Series B 6.125% 11/1/29	1,500,000	1,860,570
Series C 6.50% 11/1/39	2,185,000	2,896,655
New Jersey Economic Development Authority Special Facility Revenue (Continental Airlines Inc. Project)
5.25% 9/15/29 (AMT)	4,000,000	4,253,720
5.75% 9/15/27 (AMT)	2,000,000	2,087,540
New York City, New York Industrial Development Agency Special Facilities Revenue
(American Airlines - JFK International Airport)
7.50% 8/1/16 (AMT)	200,000	213,136
•7.75% 8/1/31 (AMT)	1,000,000	1,154,470
(JetBlue Airways Corp. Project) 5.125% 5/15/30 (AMT)	1,000,000	990,480

New York Liberty Development Corporation Revenue
(Goldman Sachs Headquarters) 5.25% 10/1/35	4,875,000	5,685,761
(Second Priority - Bank of America Tower)
Class 2 5.625% 7/15/47	1,000,000	1,135,020
Class 3 6.375% 7/15/49	2,500,000	2,966,925
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Allegheny Energy Supply Co.) 7.00% 7/15/39	1,175,000	1,394,467
Port of Seattle, Washington Industrial Development Corporation Special Facilities Revenue
(Delta Airlines) 5.00% 4/1/30 (AMT)	2,000,000	2,056,200
Salt Verde, Arizona Financial Senior Gas Revenue
5.00% 12/1/32	1,450,000	1,615,851
5.00% 12/1/37	5,000,000	5,534,450
5.25% 12/1/27	2,235,000	2,610,748
5.25% 12/1/28	1,050,000	1,215,323
5.50% 12/1/29	765,000	906,862
•St. Charles Parish, Louisiana Revenue (Valero Energy Corp. Project) 4.00% 12/1/40	1,635,000	1,773,877
St. John Baptist Parish, Louisiana Revenue (Marathon Oil Corp.) Series A 5.125% 6/1/37	1,900,000	2,005,602
Sweetwater County, Wyoming Solid Waste Disposal Revenue (FMC Corp. Project) 5.60% 12/1/35 (AMT)	1,000,000	1,080,870
Tobacco Settlement Financing Corporation, New Jersey Series 1A 5.00% 6/1/41	8,830,000	8,416,707
Toledo, Lucas County, Ohio Port Authority Development Revenue (Toledo Express Airport Project)
Series C 6.375% 11/15/32 (AMT)	1,000,000	1,026,690
TSASC, New York Revenue (Asset-Backed) Series 1 5.125% 6/1/42	485,000	426,708
		124,984,238
Education Revenue Bonds – 17.38%
Allegheny County, Pennsylvania Higher Education Building Authority Revenue (Carnegie Mellon
University Project) Series A 5.00% 3/1/24	1,000,000	1,198,550
Arlington, Texas Higher Education Finance (Arlington Classic Academy) 7.65% 8/15/40	1,000,000	1,121,630
Bowling Green, Ohio Student Housing Revenue CFP I (State University Project) 6.00% 6/1/45	1,250,000	1,380,463
Buffalo & Erie County, New York Industrial Land Development Corporation Revenue
(Medaille College Project) 5.25% 4/1/35	1,885,000	1,939,250
California Municipal Finance Authority Revenue
(Azusa Pacific University Project) Series B 7.75% 4/1/31	1,000,000	1,173,150
(Partnership Uplift Community Project) Series A 5.25% 8/1/42	1,000,000	1,021,080
(Santa Rosa Academy Project) Series A 6.00% 7/1/42	1,250,000	1,306,875
(Southwestern Law School) 6.50% 11/1/41	1,500,000	1,769,805
California School Finance Authority (New Designs Charter School) Series A 5.50% 6/1/42	1,750,000	1,798,755
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools) Series A 7.25% 8/1/41	1,915,000	2,229,443
California Statewide Communities Development Authority Revenue (California Baptist University Project)
7.50% 11/1/41	1,000,000	1,243,130
Series A 5.50% 11/1/38	1,000,000	1,067,680
(Lancer Plaza Project)
5.625% 11/1/33	400,000	396,384
5.875% 11/1/43	875,000	863,354
California Statewide Communities Development Authority School Facility Revenue
(Aspire Public Schools Project) 6.00% 7/1/40	1,000,000	1,052,120
Chattanooga, Tennessee Health Educational & Housing Facilities Board Revenue (CDFI Phase I, LLC Project)
Series A 5.125% 10/1/35	1,000,000	1,031,980
Subordinate Series B 6.00% 10/1/35	1,500,000	1,563,390
Clifton, Texas Higher Education Finance Corporation Revenue
(Idea Public Schools) 5.75% 8/1/41	1,000,000	1,127,280
(Uplift Education) Series A 6.25% 12/1/45	1,000,000	1,156,470
District of Columbia Student Dormitory Revenue (Provident Group - Howard Properties) 5.00% 10/1/35	2,500,000	2,627,324
Gainesville, Georgia Redevelopment Authority Educational Facilities Revenue
(Riverside Military Academy Project) 5.125% 3/1/37	4,800,000	4,708,951
Idaho Housing & Financing Association Nonprofit Facilities Revenue (North Star Charter School Project)
Series A 9.50% 7/1/39	1,000,000	849,960
Illinois Finance Authority Charter School Revenue (Uno Charter School) Series A 7.125% 10/1/41	1,000,000	1,190,810
Illinois Finance Authority Revenue (Lake Forest College) Series A 6.00% 10/1/48	1,000,000	1,103,440
Illinois Finance Authority Student Housing Revenue (Dekalb II - Northern Illinois University Project)
6.875% 10/1/43	1,000,000	1,196,480

Indiana State Finance Authority Revenue Educational Facilities
(Drexel Foundation - Thea Bowman Academy Charter School) Series A 7.00% 10/1/39	1,000,000	1,102,210
Iowa Higher Education Loan Authority Revenue (Private College Facilities)
5.00% 10/1/38	2,000,000	2,127,320
6.00% 9/1/39	2,145,000	2,390,152
Louisiana Public Facilities Authority Revenue (Lake Charles Charter Academy Foundation)
8.00% 12/15/41	1,500,000	1,680,030
Marietta, Georgia Development Authority Revenue (Life University Income Project) 7.00% 6/15/39	1,345,000	1,442,459
Maryland State Economic Development Corporation Student Housing Revenue
(University of Maryland College Park Projects) 5.75% 6/1/33	1,130,000	1,226,536
Maryland State Health & Higher Educational Facilities Authority Revenue
(Patterson Park Public Charter School) Series A 6.125% 7/1/45	1,000,000	1,070,230
@(Washington Christian Academy Project) Series A 5.50% 7/1/38	1,170,000	327,553
Massachusetts Health & Educational Facilities Authority Revenue (Springfield College) 5.625% 10/15/40	1,000,000	1,078,600
Massachusetts State Development Finance Agency Revenue (Harvard University)
Series B-1 5.00% 10/15/20	1,510,000	1,870,241
Michigan Finance Authority Limited Obligation Revenue (Public School Academy)
(Old Redford) Series A 6.50% 12/1/40	900,000	960,966
(University Learning) 7.50% 11/1/40	1,000,000	1,145,590
(Voyageur) 8.00% 7/15/41	1,250,000	1,335,863
Michigan Public Educational Facilities Authority Revenue (Limited-Obligation-Landmark Academy)
7.00% 12/1/39	950,000	1,025,012
Minnesota Higher Education Facilities Authority Revenue (Bethel University)
Series 6-R 5.50% 5/1/37	1,000,000	1,042,790
New Castle County, Delaware Revenue (Newark Charter School Inc. Project) 5.00% 9/1/36	500,000	502,045
New Jersey Economic Development Authority Revenue (Provident Group - Montclair) 5.875% 6/1/42	1,500,000	1,668,315
New Jersey State Educational Facilities Authority Revenue
(Rider University) Series A 5.00% 7/1/37	800,000	855,616
(University of Medicine & Dentistry) Series B 7.50% 12/1/32	1,000,000	1,222,360
New Jersey State Higher Education Student Assistance Authority Student Loan Revenue
Series 1B 5.75% 12/1/39 (AMT)	1,250,000	1,306,825
North Texas Education Finance Revenue (Uplift Education) Series A 5.25% 12/1/47	2,100,000	2,242,737
Oregon State Facilities Authority Revenue
(College Housing Northwest Project) Series A 5.45% 10/1/32	1,000,000	1,001,590
#(Concordia University Project) Series A 144A
6.125% 9/1/30	1,000,000	1,082,780
6.375% 9/1/40	500,000	548,015
Pennsylvania State Higher Educational Facilities Authority Revenue
(Edinboro University Foundation)
5.80% 7/1/30	1,300,000	1,450,696
6.00% 7/1/42	1,000,000	1,088,260
•(Foundation Indiana University) Series A 0.84% 7/1/39 (SGI)	2,400,000	1,801,896
Philadelphia, Pennsylvania Authority for Industrial Development Revenue
(Discovery Charter School Project)
5.875% 4/1/32	450,000	487,832
6.25% 4/1/37	500,000	551,660
(First Philadelphia Charter Project) Series A 5.75% 8/15/32	745,000	769,600
(Global Leadership Academy Project) 6.375% 11/15/40	1,000,000	1,092,800
(Green Woods Charter School) Series A 5.75% 6/15/42	1,600,000	1,615,664
(New Foundation Charter School Project) 6.625% 12/15/41	1,000,000	1,096,810
Philadelphia, Pennsylvania Redevelopment Authority Revenue (Beech Student Housing Complex Project)
Series A 5.50% 7/1/35 (ACA)	1,500,000	1,466,190
Phoenix, Arizona Industrial Development Authority Revenue
(Choice Academies Project)
5.375% 9/1/32	1,000,000	1,011,170
5.625% 9/1/42	600,000	609,234
(Rowan University Project) 5.00% 6/1/42	2,000,000	2,108,920
(Vieste SPE LLC) Series A 5.50% 4/1/43 (AMT)	2,550,000	2,591,412

Pima County, Arizona Industrial Development Authority Revenue (Edkey Charter Schools Project)
6.00% 7/1/43	2,000,000	2,011,220
Private Colleges & Universities Authority, Georgia Revenue (Mercer University) Series A 5.00% 10/1/32	1,005,000	1,078,888
Provo, Utah Charter School Revenue (Freedom Academy Foundation Project) 5.50% 6/15/37	910,000	890,972
Puerto Rico Industrial Tourist Educational Medical & Environmental Central Facilities Financing Authority
(Sacred Heart University) 5.00% 10/1/42	750,000	756,075
San Juan, Texas Higher Education Finance Authority Education Revenue (Idea Public Schools)
Series A 6.70% 8/15/40	2,000,000	2,352,800
Utah State Charter School Finance Authority Revenue (North Davis Preparatory) 6.375% 7/15/40	1,290,000	1,397,109
Wisconsin Public Finance Authority Revenue (Roseman University Health Sciences Project)
5.75% 4/1/42	2,000,000	2,068,360
Wyoming Community Development Authority Student Housing Revenue (CHF-Wyoming LLC) 6.50% 7/1/43	1,000,000	1,135,100
Yonkers, New York Economic Development Corporation Education Revenue (Charter School
Educational Excellence) 6.25% 10/15/40	595,000	635,061
		96,441,318
Electric Revenue Bond – 0.83%
Puerto Rico Electric Power Authority Revenue Series A 5.00% 7/1/42	4,825,000	4,621,675
		4,621,675
Healthcare Revenue Bonds – 25.15%
Abag, California Finance Authority for Nonprofit Corporations Refunding (Episcopal Senior Communities)
6.125% 7/1/41	1,650,000	1,887,006
Alachua County, Florida Health Facilities Authority (Oak Hammock University) Series A
8.00% 10/1/42	1,000,000	1,210,600
8.00% 10/1/46	1,500,000	1,805,760
Apple Valley, Minnesota Economic Development Authority Health Care Revenue (Augustana
Home St. Paul Project) Series A 6.00% 1/1/40	1,000,000	1,023,300
Bexar County, Texas Health Facilities Development Corporation Revenue (Army Retirement
Residence Project) 5.875% 7/1/30	1,000,000	1,137,410
Brevard County, Florida Health Facilities Authority Health Care Facilities Revenue (Health First
Inc. Project) 7.00% 4/1/39	1,000,000	1,209,270
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project) 7.125% 7/1/29	900,000	1,107,531
California Municipal Finance Authority Revenue (Eisenhower Medical Center) Series A 5.75% 7/1/40	1,000,000	1,089,920
California Statewide Communities Development Authority Revenue
(BE Group) 7.25% 11/15/41	500,000	577,645
(Terraces at San Joaquin Garden) Series A 6.00% 10/1/47	1,250,000	1,345,663
Cape Girardeau County, Missouri Industrial Development Authority Health Care Facilities Revenue
(St. Francis Medical Center) Series A 4.00% 6/1/43	435,000	416,304
Chesterfield County, Virginia Economic Development Authority Revenue
(1st Mortgage - Brandermill Woods Project) 5.125% 1/1/43	2,500,000	2,524,525
Cleveland - Cuyahoga County, Ohio Port Authority Revenue Senior Housing (St. Clarence - Geac)
Series A 6.25% 5/1/38	1,000,000	1,000,110
Colorado Health Facilities Authority Revenue (Christian Living Community Project)
Series A 5.75% 1/1/37	1,990,000	2,114,674
Cumberland County, Pennsylvania Municipal Authority Revenue
(Asbury Pennsylvania Obligation Group)
5.25% 1/1/41	1,600,000	1,638,224
(Diakon Lutheran Ministries Project)
5.00% 1/1/36	1,000,000	1,028,670
6.375% 1/1/39	1,000,000	1,109,830
Duluth, Minnesota Economic Development Authority Revenue (St. Luke's Hospital Authority
Obligation Group) 5.75% 6/15/32	2,250,000	2,401,808
East Rochester, New York Housing Authority Revenue Refunding (Senior Living - Woodland
Village Project) 5.50% 8/1/33	1,200,000	1,212,252
Hanover County, Virginia Economic Development Authority Residential Care Revenue (Covenant Woods)
Series A 5.00% 7/1/42	2,000,000	2,017,360
Hawaii Pacific Health Special Purpose Revenue Series A 5.50% 7/1/40	1,250,000	1,358,600
Hawaii State Department of Budget & Finance Special Purpose Senior Living Revenue
(15 Craigside Project) Series A 9.00% 11/15/44	1,000,000	1,196,400
(Kahala Nui) 5.25% 11/15/37	1,000,000	1,083,250

Illinois Finance Authority Revenue
(Admiral at Lake Project) 8.00% 5/15/46	1,500,000	1,791,645
(Lutheran Home & Services) 5.75% 5/15/46	1,685,000	1,760,336
(Provena Health) Series A 7.75% 8/15/34	1,000,000	1,271,290
(Silver Cross & Medical Centers) 7.00% 8/15/44	1,000,000	1,187,200
Illinois Health Facilities Authority Revenue (Elmhurst Memorial Healthcare Project) 5.625% 1/1/28	1,000,000	1,003,170
Illinois State Finance Authority Revenue (Franciscan Communities Inc.) Series A 5.125% 5/15/43	1,250,000	1,273,888
Indiana Finance Authority Hospital Revenue (King's Daughters Hospital & Health) 5.50% 8/15/45	1,000,000	1,079,390
Indiana Finance Authority Revenue (Marquette Project) 5.00% 3/1/39	1,400,000	1,456,756
Iowa Finance Authority (Sunrise Retirement Community) 5.75% 9/1/43	2,500,000	2,508,650
Kentucky Economic Development Finance Authority Hospital Revenue (Owensboro Medical
Health System) Series A 6.50% 3/1/45	1,000,000	1,168,940
Kentwood, Michigan Economic Development Corporation Revenue (Limited Obligation - Holland Home)
5.625% 11/15/41	1,250,000	1,311,788
Koyukuk, Alaska Revenue (Tanana Chiefs Conference Health Care Facility Project) 7.75% 10/1/41	1,750,000	1,979,950
Lake County, Florida Individual Development Revenue (Cranes View Lodge Project)
Series A 7.125% 11/1/42	3,000,000	3,004,320
Lancaster County, Pennsylvania Hospital Authority Revenue (Brethren Village Project)
Series A 6.375% 7/1/30	725,000	770,233
Lebanon County, Pennsylvania Health Facilities Authority Center Revenue (Pleasant View Retirement)
Series A 5.30% 12/15/26	1,000,000	1,015,110
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project) 6.50% 5/15/37	1,705,000	2,006,308
Lucas County, Ohio Health Care Facilities Revenue (Sunset Retirement Communities) 5.50% 8/15/30	1,000,000	1,101,410
Lucas County, Ohio Refunding & Improvement (Lutheran Homes) Series A 7.00% 11/1/45	3,000,000	3,371,789
Maine Health & Higher Educational Facilities Authority Revenue (Maine General Medical Center)
6.75% 7/1/41	1,700,000	2,022,048
Martin County, Florida Health Facilities Authority Revenue (Martin Memorial Medical Center)
5.50% 11/15/42	1,000,000	1,086,140
Maryland State Health & Higher Educational Facilities Authority Revenue (Doctors Community Hospital)
5.75% 7/1/38	1,500,000	1,658,040
Michigan State Strategic Fund Limited Refunding Revenue (Evangelical Homes) 5.50% 6/1/47	2,750,000	2,763,558
Missouri State Health & Educational Facilities Authority Revenue (Lutheran Senior Services)
6.00% 2/1/41	1,000,000	1,117,230
Montgomery County, Pennsylvania Industrial Development Authority Revenue
(Meeting - Whitemarsh Continuing Care) 6.25% 2/1/35	2,500,000	2,534,600
Muskingum County, Ohio Hospital Facilities Revenue (Genesis Healthcare System Project) 5.00% 2/15/44	3,930,000	3,869,045
New Hampshire Health & Education Facilities Authority (Rivermeade) Series A 6.875% 7/1/41	1,380,000	1,560,035
New Jersey Health Care Facilities Financing Authority Revenue
(Barnabas Health Services) Series A
4.00% 7/1/26	1,250,000	1,309,663
5.00% 7/1/25	315,000	356,331
(St. Josephs Healthcare System) 6.625% 7/1/38	860,000	979,617
(St. Peters University Hospital) 6.25% 7/1/35	2,700,000	3,114,935
(Trinitas Hospital Obligation Group) Series A 5.25% 7/1/30	1,240,000	1,300,909
New York State Dormitory Authority Revenue Non State Supported Debt
(Orange Regional Medical Center) 6.25% 12/1/37	2,500,000	2,758,400
North Carolina Medical Care Commission Health Care Facilities Revenue
(First Mortgage - Galloway Ridge Project) 6.00% 1/1/39	1,520,000	1,613,921
(First Mortgage - Presbyterian Homes) 5.60% 10/1/36	1,000,000	1,034,410
Northampton County, Pennsylvania Industrial Development Authority Revenue
(Morningstar Senior Living) 5.00% 7/1/36	1,000,000	1,026,400
Oklahoma County, Oklahoma Finance Authority Revenue (Epworth Villa Project)
Series A 5.125% 4/1/42	2,850,000	2,870,435
Onondaga, New York Civic Development Revenue (St. Joseph Hospital Health Center)
4.50% 7/1/32	1,000,000	963,950
5.00% 7/1/16	1,000,000	1,051,820
5.00% 7/1/17	1,945,000	2,068,760
5.00% 7/1/42	3,000,000	3,017,280

Orange County, New York Funding Corporation Assisted Living Residence Revenue 6.50% 1/1/46	4,000,000	3,988,959
Oregon State Health & Science University Series E 4.00% 7/1/29	345,000	360,639
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare) Series A 6.25% 10/15/23	1,100,000	1,276,924
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Hospital Revenue
(Temple University Health System) Series A
5.50% 7/1/30	2,000,000	2,094,260
5.625% 7/1/42	1,000,000	1,067,710
Salem, Oregon Hospital Facility Authority Revenue (Capital Manor Inc.)
6.00% 5/15/42	1,250,000	1,345,863
6.00% 5/15/47	1,500,000	1,611,285
San Buenaventura, California Revenue (Community Memorial Health Systems) 7.50% 12/1/41	2,475,000	3,015,194
South Carolina Jobs - Economic Development Authority Hospital Revenue (Palmetto Health)
5.75% 8/1/39	915,000	1,009,309
St. Johns County, Florida Industrial Development Authority Revenue (Presbyterian Retirement)
Series A 5.875% 8/1/40	1,000,000	1,101,700
St. Louis Park, Minnesota Health Care Facilities Revenue (Park Nicollet Health Services)
Refunding 5.75% 7/1/39	500,000	556,655
St. Paul, Minnesota Housing & Redevelopment Authority Hospital Revenue (Health East Project)
6.00% 11/15/30	2,000,000	2,135,360
Suffolk County, New York Economic Development Corporation Revenue (Peconic Landing Southland)
6.00% 12/1/40	575,000	645,915
Tempe, Arizona Industrial Development Authority Revenue (Friendship Village) Series A 6.25% 12/1/46	500,000	538,645
Travis County, Texas Health Facilities Development Corporation Revenue (Westminister Manor Project)
7.125% 11/1/40	1,000,000	1,179,810
Vermont Economic Development Authority Revenue (Wake Robin Corp. Project) 5.40% 5/1/33	1,100,000	1,150,138
Washington State Health Care Facilities Authority Revenue
(Kadlec Regional Medical Center) 5.00% 12/1/42	3,000,000	3,065,639
(Multicare Health System) Series B 6.00% 8/15/39 (ASSURED GTY)	1,250,000	1,416,825
Wayzata, Minnesota Senior Housing Revenue (Folkestone Senior Living Community) Series A
5.50% 11/1/32	270,000	291,989
5.75% 11/1/39	600,000	654,000
6.00% 5/1/47	920,000	1,006,931
West Virginia Hospital Finance Authority Revenue (Highland Hospital Obligation Group) 9.125% 10/1/41	3,000,000	3,825,149
Winchester, Virginia Industrial Development Authority Residential Care Facility Revenue
(Westminster-Canterbury Project) Series A 5.30% 1/1/35	1,000,000	1,012,280
Wisconsin Health & Educational Facilities Authority Revenue (Sauk-Prairie Memorial Hospital Inc.)
Series A 5.125% 2/1/38	3,460,000	3,501,865
Yavapai County, Arizona Industrial Development Authority Hospital Revenue (Yavapai Medical Center)
Series A 6.00% 8/1/33	1,000,000	1,008,000
		139,496,856
Housing Revenue Bonds – 0.87%
California Municipal Finance Authority Mobile Home Park Revenue (Senior - Caritas Projects)
Series A
5.50% 8/15/47	1,500,000	1,591,035
6.40% 8/15/45	1,830,000	1,995,725
Independent Cities, California Finance Authority Revenue Refunding (Sahar Mobile Home Park)
Series A 5.00% 6/15/47	1,250,000	1,261,325
		4,848,085
Lease Revenue Bonds – 6.09%
California Municipal Finance Authority Revenue (Goodwill Industry Sacramento Valley and
Northern Nevada Project) Series A
6.625% 1/1/32	500,000	542,315
6.875% 1/1/42	1,500,000	1,628,835
Capital Trust Agency, Florida Revenue (Air Cargo - Aero Miami) Series A 5.35% 7/1/29	980,000	1,060,311
District of Columbia Revenue (Center of Strategic & International Studies) 6.625% 3/1/41	2,235,000	2,426,160
Golden State, California Tobacco Securitization Corporate Settlement Revenue Refunding
5.00% 6/1/45 (AMBAC)	1,000,000	1,038,050

Hudson, New York Yards Infrastructure Corporation Revenue Series A 5.75% 2/15/47	2,500,000	2,888,250
New Jersey Economic Development Authority Revenue (School Facilities Construction)
Series NN 5.00% 3/1/29	2,500,000	2,812,875
(UMM Energy Partners) Series A
5.00% 6/15/37 (AMT)	560,000	593,611
5.125% 6/15/43 (AMT)	500,000	529,080
New York City, New York Industrial Development Agency Revenue (Pilot - Queens Baseball Stadium)
5.00% 1/1/46 (AMBAC)	1,000,000	1,006,800
New York State Liberty Development Corporation Liberty Revenue (World Trade Center Project)
5.75% 11/15/51	7,485,000	8,693,453
Class 3 5.00% 3/15/44	1,400,000	1,478,876
Public Finance Authority, Wisconsin Airport Facilities Revenue
(AFCO Investors II) 5.75% 10/1/31 (AMT)	3,775,000	3,743,026
(Senior Obligation Group) 5.00% 7/1/42 (AMT)	4,000,000	4,147,640
Wise County, Texas (Parker County Junior College District) 8.00% 8/15/34	1,000,000	1,189,400
		33,778,682
§Pre-Refunded/Escrowed to Maturity Bonds – 0.64%
Capital Trust Agency, Florida Revenue (Fort Lauderdale/Cargo Acquisition Project)
5.75% 1/1/32-14 (AMT)	550,000	570,834
Missouri State Development Finance Board Infrastructure Facilities Revenue (Branson Landing Project)
Series A 5.50% 12/1/24-14	720,000	757,678
New Jersey State Economic Development Authority Revenue (Cigarette Tax) 5.75% 6/15/34-14	965,000	1,019,301
Oklahoma City, Oklahoma Industrial & Cultural Facilities Subordinated (Air Cargo - Obligated Group)
6.75% 1/1/23-14 (AMT)	1,160,000	1,209,972
		3,557,785
Resource Recovery Revenue Bonds – 0.19%
Mission Economic Development, Dallas, Texas Clean Energy Revenue (McCommas) 6.875% 12/1/24 (AMT)	1,000,000	1,068,920
		1,068,920
Special Tax Revenue Bonds – 10.94%
Allentown, Pennsylvania Neighborhood Improvement Zone Development Authority Revenue
Series A 5.00% 5/1/42	1,500,000	1,578,165
Anne Arundel County, Maryland Special Obligation Revenue (National Business Park - North Project)
6.10% 7/1/40	1,725,000	1,871,677
Baltimore, Maryland Convention Center Hotel Revenue Subordinated Series B 5.875% 9/1/39	1,000,000	1,025,110
Bonita Canyon, California Public Facilities Financing Authority Revenue (Community Facilities
District #98-1) 5.00% 9/1/28	700,000	722,582
Brooklyn Arena Local Development Corporation, New York Pilot Revenue (Barclays Center Project)
6.25% 7/15/40	5,500,000	6,400,955
6.50% 7/15/30	1,175,000	1,407,791
California Statewide Communities Development Authority Revenue (Inland Regional Center Project)
5.375% 12/1/37	6,220,000	6,522,043
Dutchess County, New York Local Development Corporation Revenue (Anderson Center
Services Inc. Project) 6.00% 10/1/30	2,000,000	2,094,500
@Farms New Kent, Virginia Community Development Authority Special Assessment Series C
5.80% 3/1/36	1,000,000	586,830
Henderson, Nevada Local Improvement Districts #T-18 5.30% 9/1/35	650,000	508,378
Lancaster, California Redevelopment Agency Tax Allocation Revenue (Combined
Redevelopment Project Areas) 6.875% 8/1/39	500,000	569,175
Louisiana Stadium & Exposition District Revenue (Senior) Series A 5.00% 7/1/36	1,200,000	1,311,756
Mosaic, Virginia District Community Development Authority Revenue Series A 6.875% 3/1/36	1,500,000	1,726,545
Nampa Development Corporation, Idaho Revenue
5.90% 3/1/30	2,000,000	2,135,500
(Library Square Project) 5.00% 9/1/31	2,940,000	3,065,450
New Jersey Economic Development Authority Revenue
5.00% 6/15/25	2,500,000	2,808,350
Series II 5.00% 3/1/26	2,500,000	2,845,400

New Jersey Transportation Trust Fund Authority Revenue (Transportation Program)
Series AA 5.00% 6/15/21	2,000,000	2,391,100
New York City, New York Industrial Development Agency
(Pilot - Queens Baseball Stadium) 5.00% 1/1/22 (AMBAC)	1,000,000	1,062,550
(Yankee Stadium) 7.00% 3/1/49 (ASSURED GTY)	1,000,000	1,221,280
(YMCA of Greater New York Project) 5.00% 8/1/36	3,000,000	3,105,840
Norco, California Redevelopment Agency Tax Allocation (Area #1 Project) 6.00% 3/1/36	1,000,000	1,111,280
Overland Park, Kansas Special Obligation Revenue (Prairiefire-Lionsgate Project) 6.00% 12/15/32	3,000,000	2,965,920
Puerto Rico Sales Tax Financing Corporation Tax Revenue
Ω(Capital Appreciation) Series A 6.75% 8/1/32	730,000	747,856
First Subordinate
Series A 5.75% 8/1/37	800,000	863,320
Series C 5.50% 8/1/40	3,000,000	3,182,790
Richmond Heights, Missouri Tax Increment & Transaction Sales Tax Revenue Refunding &
Improvement (Francis Place Redevelopment Project) 5.625% 11/1/25	1,200,000	1,201,620
Roseville Westpark, California Community Facilities District #1 (Special Tax Public Facilities) 5.25% 9/1/37	600,000	605,118
San Mateo, California Special Tax Revenue (Community Facilities District #2008-1 Bay
Meadows) 6.00% 9/1/42	705,000	769,183
@St. Joseph, Missouri Industrial Development Authority Tax Increment Revenue
(Shoppes at North Village Project) Series A
5.375% 11/1/24	1,000,000	1,003,800
5.50% 11/1/27	500,000	501,390
St. Louis, Missouri Industrial Development Authority Tax Increment Revenue Improvement
(Grand Center Redevelopment Project) 6.375% 12/1/25	1,200,000	1,279,656
Winter Garden Village at Fowler Groves Community Development District, Florida Special
Assessment Revenue 5.65% 5/1/37	910,000	941,786
^Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Capital Appreciation - Sales Tax Subordinate Lien) 6.07% 6/1/21	845,000	566,927
		60,701,623
State General Obligation Bonds – 6.04%
California Various Purposes 5.00% 4/1/43	6,000,000	6,573,000
North Carolina State Refunding Series C 5.00% 5/1/22	5,305,000	6,621,064
Pennsylvania Commonwealth First Series 5.00% 6/1/22	3,000,000	3,681,150
State of Connecticut Series C
5.00% 6/1/20	3,500,000	4,257,295
5.00% 6/1/22	3,000,000	3,672,930
State of Minnesota (Trunk Highway) Series B 5.00% 8/1/21	5,000,000	6,211,500
State of New York Series A 5.25% 2/15/24	2,000,000	2,466,420
		33,483,359
Transportation Revenue Bonds – 6.38%
Central Texas Regional Mobility Authority Revenue
Senior Lien 6.00% 1/1/41	1,890,000	2,180,493
Subordinate Lien
5.00% 1/1/42	3,435,000	3,567,385
6.75% 1/1/41	1,000,000	1,164,800
Delaware Transportation Authority Revenue Senior 5.00% 7/1/22	2,000,000	2,476,460
Houston, Texas Airport System Revenue Refunding Subordinate Lien Series A 5.00% 7/1/25 (AMT)	1,000,000	1,129,960
Maryland Economic Development Revenue (Transportation Facilities Project) Series A 5.75% 6/1/35	1,400,000	1,585,248
Metropolitan, New York Transportation Authority Series F 5.00% 11/15/27	3,000,000	3,444,810
Port Authority of New York & New Jersey Special Project (JFK International Air Terminal) 6.00% 12/1/42	1,970,000	2,293,395
Regional Transportation District, Colorado Private Activity Revenue (Denver Transit Partners) 6.00% 1/15/41	1,000,000	1,139,750
Sacramento County, California Airport System Revenue (PFC/Grant) Series C 6.00% 7/1/41	1,000,000	1,169,730
St. Louis, Missouri Airport Revenue (Lambert-St. Louis International) Series A-1 6.625% 7/1/34	1,090,000	1,272,869
Texas Private Activity Bond Surface Transportation Corporate Senior Lien
(LBJ Infrastructure)
7.00% 6/30/40	7,000,000	8,500,520
7.50% 6/30/33	500,000	629,860
(Mobility Partners) 6.875% 12/31/39	4,055,000	4,840,170
		35,395,450
Total Municipal Bonds (cost $504,884,625)		538,377,991

Short-Term Investments – 1.35%
¤Variable Rate Demand Notes – 1.35%
Gulf Coast, Texas Industrial Development Authority Revenue (Exxon Mobil Project)
0.01% 11/1/41	4,500,000	4,500,000
Missouri State Health & Educational Facilities Authority (Washington University)
Series B 0.02% 9/1/30	1,960,000	1,960,000
New York City, New York Subordinated Series G-4 0.03% 4/1/42 (LOC – PNC Bank)	1,050,000	1,050,000
Total Short-Term Investments (cost $7,510,000)		7,510,000

Total Value of Securities – 98.39%
(cost $512,394,625)		545,887,991
Receivables and Other Assets Net of Liabilities – 1.61%		8,924,197
Net Assets Applicable to 50,899,208 Shares Outstanding – 100.00%		$554,812,188

•Variable rate security. The rate shown is the rate as of May 31, 2013. Interest rates reset periodically.
@Illiquid security. At May 31, 2013, the aggregate value of illiquid securities was $2,419,573, which represented 0.44% of the Fund's net assets. See Note 3 in "Notes."
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At May 31, 2013, the aggregate value of Rule 144A securities was $1,630,795, which represented 0.29% of the Fund's net assets. See Note 3 in "Notes."
§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in “Notes to financial statements.”
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
^Zero coupon security. The rate shown is the yield at the time of purchase.
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of May 31, 2013.

Summary of Abbreviations:
ACA – Insured by American Capital Access
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by Assured Guaranty Corporation
CDFI – Community Development Financial Institutions
LOC – Letter of Credit
SGI – Insured by Syncora Guarantee Inc.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds – Delaware National High-Yield Municipal Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Aug. 31, 2009–Aug. 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At May 31, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$512,394,625
Aggregate unrealized appreciation	$37,101,640
Aggregate unrealized depreciation	(3,608,274)
Net unrealized appreciation	$33,493,366

For federal income tax purposes, at Aug. 31, 2012, capital loss carryforwards of $730,436 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $ 355,701 expires in 2015 and $374,735 expires in 2017.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

Loss Carryforward Character
Short-term	Long-term
$1,201,136	$1,684,068

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of May 31, 2013:

Level 2
Municipal Bonds	$538,377,991
Short-Term Investments	7,510,000
Total	$545,887,991

During the period ended May 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Geographic, Credit, and Market Risks
The Fund concentrates its investments in securities issued by municipalities, and may be subject to geographic concentration risk. In addition, the Fund has the flexibility to invest in issuers in Puerto Rico whose bonds are also free of individual state income taxes.

The value of the Fund’s investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At May 31, 2013, 1.62% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

As of May 31, 2013, the Fund invested in municipal bonds issued by the states of California and New York that constituted approximately 12.86% and 12.52%, respectively, of the Fund’s portfolio. These investments could make the Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities and illiquid securities have been identified on the schedule of investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to May 31, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free California Fund

May 31, 2013

	Principal
	Amount	Value
Municipal Bonds – 97.40%
Corporate Revenue Bonds – 3.65%
California Pollution Control Financing Authority Environmental Improvement Revenue
5.00% 7/1/30 (AMT)	$1,000,000	$1,029,010
• (BP West Coast Products) 2.60% 12/1/46	500,000	513,210
Chula Vista Industrial Development Revenue (San Diego Gas & Electric) Series D 5.875% 1/1/34	1,000,000	1,192,800
M-S-R Energy Authority Gas Revenue
Series A 6.50% 11/1/39	1,000,000	1,325,700
Series C 6.50% 11/1/39	500,000	662,850
		4,723,570
Education Revenue Bonds – 11.01%
California Educational Facilities Authority Revenue
(University of Southern California) Series A 5.00% 10/1/23	1,000,000	1,248,860
(Woodbury University) 5.00% 1/1/36	1,000,000	1,006,000
California Municipal Finance Authority Educational Revenue
(American Heritage Education Foundation Project) Series A 5.25% 6/1/36	1,000,000	931,830
(Partnership Uplift Community Project) Series A 5.25% 8/1/42	700,000	714,756
(Southwestern Law School) 6.50% 11/1/41	1,140,000	1,345,052
California Public Works Board Lease Revenue (Regents University) Series G 5.00% 12/1/25	1,380,000	1,637,867
California School Finance Authority Series A
(Coastal Academy Project) 5.00% 10/1/42	1,200,000	1,207,932
(New Designs Charter School) 5.50% 6/1/42	1,000,000	1,027,860
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools) Series A 7.25% 8/1/41	800,000	931,360
California Statewide Communities Development Authority Revenue
(Aspire Public Schools Project) 6.00% 7/1/40	1,000,000	1,052,120
(California Baptist University Project) Series A 5.50% 11/1/38	1,000,000	1,067,680
(Lancer Plaza Project) 5.875% 11/1/43	1,000,000	986,690
(University of California East Irvine Campus Apartments) 5.375% 5/15/38	1,000,000	1,088,620
		14,246,627
Electric Revenue Bonds – 6.31%
Anaheim Public Financing Authority Electric System District Facilities Series A 5.00% 10/1/25	800,000	927,568
Imperial Irrigation District Electric System Revenue
Series A 5.25% 11/1/24	500,000	581,635
Series B 5.00% 11/1/36	250,000	275,075
Series C 5.25% 11/1/31	1,175,000	1,315,178
Los Angeles Department of Water & Power Series B 5.00% 7/1/26	1,000,000	1,190,640
Puerto Rico Electric Power Authority Revenue
Series A 5.00% 7/1/42	850,000	814,181
Series TT 5.00% 7/1/26	1,000,000	1,003,250
Southern California Public Power Authority Revenue (Transmission Project) Series A 5.00% 7/1/22	1,000,000	1,159,220
Turlock Irrigation District Revenue Series A 5.00% 1/1/30	830,000	906,443
		8,173,190
Healthcare Revenue Bonds – 16.84%
Abag Finance Authority for Nonprofit Corporations
(Episcopal Senior Communities) 6.125% 7/1/41	850,000	972,094
(Eskaton Properties) 5.00% 11/15/35	1,000,000	1,051,120
(Sharp Health Care)
6.25% 8/1/39	1,000,000	1,165,450
Series A 5.00% 8/1/26	300,000	339,405
Series A 5.00% 8/1/27	300,000	337,515
Series A 5.00% 8/1/28	250,000	279,300
California Health Facilities Financing Authority Revenue
(Catholic Health Care West)
Series A 6.00% 7/1/39	855,000	1,016,775
Series E 5.625% 7/1/25	1,000,000	1,153,060
Series G 5.25% 7/1/23	1,000,000	1,042,740
(Children's Hospital Los Angeles) Series A 5.00% 11/15/34	1,000,000	1,070,340
(City of Hope) Series A 5.00% 11/15/35	1,000,000	1,127,150
(Scripps Health Care) Series A
5.00% 11/15/32	1,000,000	1,121,780
5.00% 11/15/29	825,000	935,220
(St. Joseph Health System) Series A 5.75% 7/1/39	1,000,000	1,166,730
(Stanford Hospital) Series A-2 5.25% 11/15/40	600,000	676,500
(Sutter Health Care) Series D 5.25% 8/15/31	1,000,000	1,146,480

California Statewide Communities Development Authority Revenue
(BE Group) 7.25% 11/15/41	500,000	577,645
(Episcopal Community's & Services)
5.00% 5/15/27	500,000	547,070
5.00% 5/15/32	600,000	646,890
(Kaiser Permanente)
Series A 5.00% 4/1/19	1,000,000	1,196,949
Series B 5.25% 3/1/45	1,000,000	1,078,720
(Terraces at San Joaquin Garden) 6.00% 10/1/42	1,000,000	1,083,090
(Trinity Health) 5.00% 12/1/41	1,000,000	1,104,430
San Buenaventura Community Memorial Health Systems 7.50% 12/1/41	785,000	956,334
		21,792,787
Housing Revenue Bonds – 3.16%
California Municipal Finance Authority Mobile Home Park Revenue (Caritas Projects)
Senior Series A 6.40% 8/15/45	995,000	1,085,107
•California Statewide Communities Development Multifamily Housing Authority Revenue
(Silver Ridge Apartments) Series H 5.80% 8/1/33 (FNMA) (AMT)	1,000,000	1,002,350
Independent Cities Finance Authority Revenue (Sahar Mobile Home Park)
Series A 5.00% 6/15/47	1,000,000	1,009,060
Santa Clara County Multifamily Housing Authority Revenue (Rivertown Apartments Project)
Series A 5.85% 8/1/31 (AMT)	1,000,000	1,000,780
		4,097,297
Lease Revenue Bonds – 13.95%
Abag Finance Authority for Nonprofit Corporations (Jackson Laboratory) 5.00% 7/1/37	1,000,000	1,089,420
California Public Works Board Lease Revenue
(California State Prisons Los Angeles) Series C 5.00% 10/1/26	1,000,000	1,115,990
(General Services Buildings 8 & 9A) Series A 6.25% 4/1/34	1,000,000	1,202,180
Golden State Tobacco Securitization Settlement Revenue
5.00% 6/1/45 (AMBAC) (TCRS)	950,000	986,148
(Asset-Backed Senior Notes) Series A-1
4.50% 6/1/27	615,000	604,963
5.125% 6/1/47	3,200,000	2,812,544
5.75% 6/1/47	3,500,000	3,296,650
(Enhanced Asset-Backed) Series A 5.00% 6/1/29	1,000,000	1,111,820
Elsinore Valley Municipal Water District Series A 5.00% 7/1/24 (BHAC)	1,000,000	1,150,280
San Diego Public Facilities Financing Authority Lease Revenue (Master Project) Series A 5.25% 3/1/40	1,000,000	1,096,050
San Jose Financing Authority (Civic Center Project) Series A 5.00% 6/1/33	1,000,000	1,116,260
San Mateo Joint Powers Financing Authority Lease Revenue (Capital Projects) Series A 5.25% 7/15/26	1,000,000	1,144,150
Ventura County Public Financing Authority Revenue Series A 5.00% 11/1/33	1,200,000	1,328,580
		18,055,035
Local General Obligation Bonds – 7.13%
^Anaheim School District Capital Appreciation Election 2002 4.58% 8/1/25 (NATL-RE)	1,000,000	598,610
Bonita Unified School District Election 2008 Series B 5.25% 8/1/28	800,000	935,488
Central Unified School District Election 2008 Series A 5.625% 8/1/33 (ASSURED GTY)	1,000,000	1,124,270
Coast Community College District Series A 5.00% 8/1/23	1,000,000	1,231,520
Grossmont Union High School District Election 2004 5.00% 8/1/33 (NATL-RE)	1,000,000	1,082,330
Long Beach Unified School District Refinancing 5.00% 8/1/29	1,000,000	1,148,410
Pittsburg Unified School District Financing Authority Revenue (Pittsburg Unified School
District Building Program) 5.50% 9/1/46 (AGM)	800,000	898,704
Santa Barbara Community College District Election 2008 Series A 5.25% 8/1/33	1,000,000	1,150,580
Sierra Joint Community College District #2 (Western Nevada) Series A 5.25% 8/1/21 (BHAC) (FGIC)	1,000,000	1,056,700
		9,226,612
§Pre-Refunded Bonds – 1.71%
California Statewide Communities Development Authority Revenue (Viewpoint School Project)
5.75% 10/1/33-14 (ACA)	1,000,000	1,071,550
Commerce Joint Powers Financing Authority Revenue (Redevelopment Projects)
Series A 5.00% 8/1/28-13 (RADIAN)	60,000	60,478
Fairfield-Suisun Unified School District Financing Election 2002 5.50% 8/1/28-14 (NATL-RE)	500,000	530,365
Grossmont Union High School District Election 2004 5.00% 8/1/23-15 (NATL-RE)	500,000	550,195
		2,212,588
Resource Recovery Revenue Bond – 0.85%
South Bayside Waste Management Authority Revenue (Shoreway Environmental Center)
Series A 6.00% 9/1/36	1,000,000	1,104,040
		1,104,040
Special Tax Revenue Bonds – 13.90%
Bonita Canyon Public Facilities Financing Authority Revenue (Community Facilities District #98-1) 5.00% 9/1/28	800,000	825,808
California Statewide Communities Development Authority Revenue
(Inland Regional Center Project) 5.375% 12/1/37	1,350,000	1,415,556
Commerce Joint Powers Financing Authority Revenue Un-Refunded Balance (Redevelopment Project)
Series A 5.00% 8/1/28 (RADIAN)	940,000	940,902
Fremont Community Facilities District #1 (Special Tax Pacific Commons) 5.375% 9/1/36	1,000,000	1,007,800
Glendale Redevelopment Agency Tax Allocation Revenue (Central Glendale Redevelopment Project)
5.50% 12/1/24	1,000,000	1,042,730
Lammersville School District Community Facilities District #2002 (Mountain House) 5.125% 9/1/35	500,000	503,900
Lancaster Redevelopment Agency Tax Allocation Revenue (Combined Redevelopment Project Areas)
6.875% 8/1/39	500,000	569,175

@Modesto Special Tax Community Facilities District #4-1 (Village 2) 5.15% 9/1/36	1,000,000	1,007,950
Poway Redevelopment Agency Tax Allocation Revenue Un-Refunded Balance 5.75% 6/15/33 (NATL-RE)	270,000	270,189
Puerto Rico Sales Tax Financing Revenue
First Subordinate Series A
5.25% 8/1/27	1,000,000	1,070,150
5.50% 8/1/37	835,000	886,778
Ω(Convertible Capital Appreciation) 6.75% 8/1/32	660,000	676,144
Rancho Santa Fe Community Services District Financing Authority Revenue Superior Lien Series A 5.75% 9/1/30	800,000	913,192
Riverside County Redevelopment Agency Tax Allocation Housing Series A 6.00% 10/1/39	1,000,000	1,078,810
Roseville Westpark Special Tax Public Community Facilities District #1 5.25% 9/1/37	500,000	504,265
San Bernardino County Special Tax Community Facilities District #2002-1 5.90% 9/1/33	2,000,000	2,025,459
San Diego Redevelopment Agency Tax Allocation Revenue (Naval Training Center) Series A 5.75% 9/1/40	1,000,000	1,054,070
San Mateo Special Tax Revenue (Community Facilities District #200) 6.00% 9/1/42	800,000	872,832
Virgin Islands Public Finance Authority Revenue (Senior Lien-Matching Fund Loan Note) Series A 5.00% 10/1/29	715,000	780,666
Yucaipa Special Tax Community Facilities District #98-1 (Chapman Heights) 5.375% 9/1/30	500,000	547,140
		17,993,516
State & Territory General Obligation Bonds – 8.47%
California Economic Recovery Series A 5.00% 7/1/19	1,000,000	1,205,360
California State
5.25% 11/1/40	1,000,000	1,138,260
Various Purposes
5.00% 4/1/37	1,000,000	1,110,210
5.00% 9/1/41	750,000	813,458
5.00% 10/1/41	225,000	244,204
5.25% 3/1/30	1,000,000	1,151,350
5.25% 4/1/35	2,000,000	2,266,319
5.50% 4/1/18	1,000,000	1,200,290
6.00% 3/1/33	1,000,000	1,223,410
6.00% 4/1/38	515,000	610,260
		10,963,121
Transportation Revenue Bonds – 6.29%
Bay Area Toll Authority Bridge Revenue (San Francisco Bay Area)
5.00% 4/1/26	1,000,000	1,175,360
Series F-1 5.25% 4/1/27	800,000	952,776
Los Angeles Department of Airports Subordinate (Los Angeles International Airport) Series B 5.00% 5/15/33	1,690,000	1,879,989
San Diego County Regional Airport Authority Senior Series B 5.00% 7/1/28 (AMT)	500,000	561,210
San Diego Redevelopment Agency (Centre City Redevelopment Project) Series A 6.40% 9/1/25	1,000,000	1,001,490
San Francisco City & County Airports Commission (San Francisco International Airport)
Second Series D 5.00% 5/1/24	790,000	913,746
San Francisco Municipal Transportation Agency Revenue Series B 5.00% 3/1/37	1,500,000	1,654,575
		8,139,146
Water & Sewer Revenue Bonds – 4.13%
California Department of Water Resources Systems Revenue (Central Valley Project) Series AG 5.00% 12/1/28	815,000	952,026
Los Angeles Wastewater System Revenue Series A 5.00% 6/1/34	1,000,000	1,139,680
San Diego Public Facilities Financing Authority Water Revenue Subordinate Series A 5.00% 8/1/29	1,000,000	1,160,510
San Francisco City & County Public Utilities Commission Water
Series B 5.00% 11/1/26	800,000	931,064
Subordinate Series A 5.00% 11/1/32	1,015,000	1,158,897
		5,342,177
Total Municipal Bonds (cost $117,781,377)		126,069,706

	Number of
	Shares
Short-Term Investments – 2.32%
Money Market Instrument – 1.55%
Federated California Municipal Cash Trust	2,009,832	2,009,832
		2,009,832

	Principal
	Amount
¤Variable Rate Demand Note – 0.77%
California Pollution Control Financing Authority Environmental Improvement Revenue (Air Products)
Series B 0.07% 3/1/42	$1,000,000	1,000,000
		1,000,000
Total Short-Term Investments (cost $3,009,832)		3,009,832

Total Value of Securities – 99.72%
(cost $120,791,209)		129,079,538
Receivables and Other Assets Net of Liabilities – 0.28%		356,504
Net Assets Applicable to 10,609,704 Shares Outstanding – 100.00%		$129,436,042

•Variable rate security. The rate shown is the rate as of May 31, 2013. Interest rates reset periodically.
^Zero coupon security. The rate shown is the yield at the time of purchase.
§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
@Illiquid security. At May 31, 2013, the aggregate value of illiquid securities was $1,007,950, which represented 0.78% of the Fund’s net assets. See Note 3 in “Notes.”
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of May 31, 2013.

Summary of Abbreviations:
ACA – Insured by American Capital Access
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by Assured Guaranty Corporation
BHAC – Insured by Berkshire Hathaway Assurance Company
FGIC – Insured by Financial Guaranty Insurance Company
FNMA – Federal National Mortgage Association Collateral
NATL-RE – Insured by National Public Finance Guarantee Corporation
RADIAN – Insured by Radian Asset Assurance
TCRS – Temporary Custodial Receipts

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds – Delaware Tax-Free California Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not threshold” are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Aug. 31, 2009–Aug. 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At May 31, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$120,791,209
Aggregate unrealized appreciation	$8,914,212
Aggregate unrealized depreciation	(625,883)
Net unrealized appreciation	$8,288,329

For federal income tax purposes, at Aug. 31, 2012, capital loss carryforwards of $369,988 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $369,988 expires in 2019.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of May 31, 2013:

	Level 1	Level 2	Total
Municipal Bonds	$-	$126,069,706	$126,069,706
Short-Term Investments	2,009,832	1,000,000	3,009,832
Total	$2,009,832	$127,069,706	$129,079,538

Security type is valued across multiple levels. The amount attributed to level 1 securities and level 2 securities represents 1.55% and 0.77%, respectively, of the total market value of this security type.

During the period ended May 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Geographic, Credit, and Market Risk
The Fund concentrates its investments in securities issued by municipalities, mainly in California, and may be subject to geographic concentration risk. In addition, the Fund has the flexibility to invest in issuers in Puerto Rico, the Virgin Islands, and Guam whose bonds are also free of individual state income taxes.

The value of the Fund’s investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At May 31, 2013, 5.43% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests in certain obligations held by the Fund that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letter of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding.” "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of May 31, 2013, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to May 31, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free Idaho Fund

May 31, 2013

	Principal
	Amount	Value
Municipal Bonds – 97.98%
Corporate Revenue Bonds – 6.27%
Nez Perce County Pollution Control Revenue (Potlatch Project) 6.00% 10/1/24	$5,035,000	$5,035,000
Power County Industrial Development Revenue (FMC Project) 6.45% 8/1/32 (AMT)	2,000,000	2,003,340
Power County Pollution Control Revenue (FMC Project) 5.625% 10/1/14	2,475,000	2,477,401
		9,515,741
Education Revenue Bonds – 8.71%
Boise State University Revenue
(General Project) Series A
4.00% 4/1/37	1,250,000	1,272,788
4.25% 4/1/32 (NATL-RE)	750,000	774,968
5.00% 4/1/26	965,000	1,127,371
5.00% 4/1/39	1,000,000	1,085,900
5.00% 4/1/42	1,350,000	1,499,958
Idaho Housing & Financing Association Revenue (North Star Charter School Project)
Series A 9.50% 7/1/39	1,000,000	849,960
Idaho State University Revenue Improvement Un-Refunded Balance 5.00% 4/1/20 (AGM)	205,000	205,789
University of Idaho
•Series 2011 5.25% 4/1/41	1,940,000	2,260,351
Series A 5.00% 4/1/21 (AMBAC)	1,150,000	1,240,908
•Series B 4.50% 4/1/41 (AGM)	1,100,000	1,236,345
Series B 5.00% 4/1/28	1,000,000	1,117,130
Series B 5.00% 4/1/32	500,000	549,510
		13,220,978
Electric Revenue Bonds – 4.25%
Boise-Kuna Irrigation District Revenue (Arrowrock Hydroelectric Project) 6.30% 6/1/31	1,000,000	1,116,970
Puerto Rico Electric Power Authority Revenue
Series A 5.00% 7/1/42	1,065,000	1,020,121
Series TT 5.00% 7/1/32	3,170,000	3,095,600
Series TT 5.00% 7/1/37	210,000	203,839
Series ZZ 5.25% 7/1/26	1,000,000	1,020,100
		6,456,630
Healthcare Revenue Bonds – 8.54%
Idaho Health Facilities Authority Revenue
(St. Luke's Health System Project) Series A
4.50% 3/1/47	1,500,000	1,530,930
5.00% 3/1/47	1,500,000	1,608,015
6.50% 11/1/23	250,000	297,705
6.75% 11/1/37	1,250,000	1,453,175
(St. Luke's Regional Medical Center Project) 5.00% 7/1/35 (AGM)	2,500,000	2,695,150
(Trinity Health Center Group)
Series B 6.125% 12/1/28	1,185,000	1,405,066
Series D 4.50% 12/1/37	1,385,000	1,480,856
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities
Financing Authority (Auxilio Mutuo) Series A 6.00% 7/1/33	2,245,000	2,491,052
		12,961,949
Housing Revenue Bonds – 2.95%
Idaho Housing & Finance Association Single Family Mortgage Revenue
Series A Class II 4.375% 7/1/32	995,000	1,053,655
Series B Class I 5.00% 7/1/37 (AMT)	435,000	441,930
Series C Class II 4.95% 7/1/31	995,000	1,064,401
Series I-1 Class I 5.45% 1/1/39 (AMT)	825,000	849,296
Puerto Rico Housing Finance Authority (Capital Fund Modernization)
Subordinate 5.125% 12/1/27 (HUD)	1,000,000	1,059,440
		4,468,722
Lease Revenue Bonds – 7.18%
Idaho Board Bank Authority Revenue Series D 4.00% 9/15/29	1,980,000	2,089,217
Idaho Building Authority Revenue
5.00% 9/1/40	1,250,000	1,409,113
(Capitol Mall Parking Project) Series A
4.00% 9/1/21	395,000	448,203
4.00% 9/1/22	410,000	462,357
4.50% 9/1/25	455,000	516,898
4.50% 9/1/26	485,000	544,742
4.50% 9/1/27	505,000	563,913
(Eastern Idaho Technical College Project) Series B
4.00% 9/1/21	645,000	731,875
5.00% 9/1/25	740,000	886,402

Idaho Housing & Finance Association Revenue
(TDF Facilities Project-Recovery Zone Facilities) Series A
6.50% 2/1/26	1,370,000	1,557,306
7.00% 2/1/36	1,500,000	1,683,900
		10,893,926
Local General Obligation Bonds – 21.06%
Ada & Canyon Counties Joint School District #2 Meridian
4.50% 7/30/22	1,500,000	1,752,630
4.75% 2/15/20	1,000,000	1,070,220
5.50% 7/30/16	1,305,000	1,499,288
Bannock County School District #25 Pocatello/Chubbuck
5.00% 8/15/15	1,040,000	1,098,126
5.00% 8/15/16	1,100,000	1,161,116
Boise City Independent School District 5.00% 8/1/24 (AGM)	1,500,000	1,706,205
Bonneville Joint School District #93 Series A
5.00% 9/15/30	1,515,000	1,766,339
5.00% 9/15/31	870,000	1,008,965
Canyon County School District #131 Nampa Series B 5.00% 8/15/23	1,295,000	1,580,457
Canyon County School District #132 Caldwell
5.00% 7/30/15 (NATL-RE) (FGIC)	2,000,000	2,181,280
Series A 5.00% 9/15/22 (AGM)	1,725,000	1,991,426
Series A 5.00% 9/15/23 (AGM)	1,810,000	2,089,555
Idaho Board Bank Authority Revenue
Series A 5.00% 9/15/28	1,250,000	1,412,725
Series A 5.00% 9/15/31	1,025,000	1,181,015
Series A 5.00% 9/15/33	1,125,000	1,285,965
Series A 5.25% 9/15/26	2,000,000	2,309,760
Series C 4.00% 9/15/29	1,320,000	1,422,960
Kootenai County School District #271 Coeur D'Alene Series B 4.00% 9/15/25	650,000	722,196
Teton County School District #401 Driggs
5.00% 9/15/19	1,090,000	1,313,897
5.00% 9/15/20	870,000	1,057,494
Twin Falls County School District #413 Filer 5.25% 9/15/25	2,000,000	2,343,799
		31,955,418
§Pre-Refunded Bonds – 7.08%
Ada & Canyon Counties Joint School District #3 Kuna 4.75% 8/15/22-14	600,000	632,736
Boise State University Revenue Series A 5.00% 4/1/18-13 (NATL-RE) (FGIC)	1,500,000	1,559,010
Idaho Building Authority Revenue Series A
5.00% 9/1/33-13 (SGI)	1,000,000	1,011,950
5.00% 9/1/43-13 (SGI)	4,750,000	4,806,763
Nampa City Series B 5.00% 8/1/21-15 (NATL-RE) (FGIC)	2,475,000	2,720,520
Puerto Rico Sales Tax Financing Revenue First Subordinate Series A 5.50% 8/1/28-19	15,000	18,830
		10,749,809
Special Tax Revenue Bonds – 23.37%
Coeur d'Alene Local Improvement District #6 6.10% 7/1/14	45,000	45,155
Guam Government Business Privilege Tax Revenue Series A
5.125% 1/1/42	545,000	592,252
5.25% 1/1/36	705,000	777,354
Idaho Board Bank Authority Revenue
Series B 5.00% 9/15/30 (NATL-RE)	725,000	799,472
Series D 5.00% 9/15/23	1,030,000	1,257,373
Series D 5.00% 9/15/30	350,000	408,065
Idaho Water Resource Board (Ground Water Rights Mitigation) Series A 5.00% 9/1/32	3,565,000	3,816,795
Ketchum Urban Renewal Agency 5.50% 10/15/34	1,500,000	1,596,525
Nampa Development Tax Increment Revenue
5.00% 9/1/31	1,000,000	1,042,670
5.90% 3/1/30	3,000,000	3,203,250
Puerto Rico Sales Tax Financing Revenue
^(Capital Appreciation) Series A 5.73% 8/1/44 (NATL-RE)	5,125,000	918,554
First Subordinate
Ω(Convertible Capital Appreciation) Series A 6.75% 8/1/32	735,000	752,978
Series A 5.25% 8/1/27	3,000,000	3,210,450
Series A 5.50% 8/1/42	3,500,000	3,700,444
Series A 5.75% 8/1/37	2,660,000	2,870,539
Series A-1 5.00% 8/1/43	1,060,000	1,092,531
Series C 5.00% 8/1/40	3,045,000	3,215,002
Series C 5.25% 8/1/40	295,000	316,526
Series C 5.50% 8/1/40	1,960,000	2,079,423
Virgin Islands Public Finance Authority Revenue (Senior Lien-Matching Fund Loan Note) Series A
5.00% 10/1/29	2,220,000	2,423,885
5.25% 10/1/20	500,000	521,360
5.25% 10/1/24	800,000	833,536
		35,474,139

Transportation Revenue Bonds – 7.81%
Boise Airport Revenue
(Air Terminal Facilities Project)
5.75% 9/1/19 (AGM) (AMT)	1,000,000	1,222,640
5.75% 9/1/20 (AGM) (AMT)	1,000,000	1,229,990
(Parking Facilities Project) 4.00% 9/1/32	2,180,000	2,255,057
Idaho Housing & Finance Association Grant Anticipation Revenue (Federal Highway Trust)
5.00% 7/15/24 (NATL-RE)	2,000,000	2,222,200
Series A 5.25% 7/15/20 (ASSURED GTY)	2,750,000	3,201,138
Series A 5.25% 7/15/25 (ASSURED GTY)	1,500,000	1,716,060
		11,847,085
Water & Sewer Revenue Bond – 0.76%
Idaho Board Bank Authority Revenue Series C 5.375% 9/15/38	1,000,000	1,149,030
		1,149,030
Total Municipal Bonds (cost $141,073,121)		148,693,427

Total Value of Securities – 97.98%
(cost $141,073,121)		148,693,427
Receivables and Other Assets Net of Liabilities – 2.02%		3,071,548
Net Assets Applicable to 12,740,344 Shares Outstanding – 100.00%		$151,764,975

•Variable rate security. The rate shown is the rate as of May 31, 2013. Interest rates reset periodically.
§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
^Zero coupon security. The rate shown is the yield at the time of purchase.
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by Assured Guaranty Corporation
FGIC – Insured by Financial Guaranty Insurance Company
HUD - Housing and Urban Development Section 8
NATL-RE – Insured by National Public Finance Guarantee Corporation
SGI – Insured by Syncora Guarantee Inc.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds – Delaware Tax-Free Idaho Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not threshold” are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Aug. 31, 2009–Aug. 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At May 31, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$141,073,121
Aggregate unrealized appreciation	$8,347,051
Aggregate unrealized depreciation	(726,745)
Net unrealized appreciation	$7,620,306

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Aug. 31, 2012, short-term loss of $863,783 will be carried forward under the Act.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of May 31, 2013:

Level 2
Municipal Bonds	$148,693,427

During the period ended May 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Geographic, Credit, and Market Risk
The Fund concentrates its investments in securities issued by municipalities, mainly in Idaho, and may be subject to geographic concentration risk. In addition, the Fund has the flexibility to invest in issuers in Puerto Rico, the Virgin Islands, and Guam whose bonds are also free of individual state income taxes.

The value of the Fund’s investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At May 31, 2013, 16.76% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests in certain obligations held by the Fund that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letter of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding.” "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of May 31, 2013, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to May 31, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free New York Fund

May 31, 2013

	Principal
	Amount	Value
Municipal Bonds – 97.52%
Corporate Revenue Bonds – 8.10%
Jefferson County Industrial Development Agency Solid Waste Disposal (International Paper)
Series A 5.20% 12/1/20 (AMT)	$350,000	$356,906
Nassau County Tobacco Settlement Revenue (Asset-Backed) Series A-3
5.00% 6/1/35	215,000	186,682
5.125% 6/1/46	1,675,000	1,430,114
•New York City Industrial Development Agency Special Facilities Revenue
(American Airlines-JFK International Airport) 7.75% 8/1/31 (AMT)	250,000	288,618
New York Liberty Development Revenue (Second Priority-Bank of America Tower)
5.625% 7/15/47	500,000	567,510
6.375% 7/15/49	1,265,000	1,501,263
Niagara Area Development Revenue (Covanta Energy Project) Series B 4.00% 11/1/24	1,060,000	1,085,419
Suffolk County Industrial Development Agency Revenue (Keyspan-Port Jefferson Energy Center)
5.25% 6/1/27 (AMT)	250,000	250,805
Suffolk Tobacco Asset Securitization Series B 5.25% 6/1/37	700,000	736,652
TSASC Revenue (Asset-Backed) Series 1
5.00% 6/1/34	575,000	519,237
5.125% 6/1/42	1,050,000	923,801
		7,847,007
Education Revenue Bonds – 22.71%
Albany Industrial Development Agency Civic Facilities Revenue (Brighter Choice Charter School)
Series A 5.00% 4/1/37	250,000	249,638
Buffalo & Erie County Industrial Land Development
(Buffalo State College Foundation Housing) 6.00% 10/1/31	525,000	623,112
(Medaille College Project) 5.25% 4/1/35	500,000	514,390
Build NYC Resource (Bronx Charter School for Excellence)
5.00% 4/1/33	500,000	532,340
5.50% 4/1/43	500,000	541,825
Dutchess County Local Development (Marist College Project) Series A 5.00% 7/1/19	760,000	902,439
Hempstead Town Local Development Revenue (Molloy College Project) 5.75% 7/1/23	400,000	466,428
Madison County Capital Resource Revenue (Colgate University Project) Series A
5.00% 7/1/24	445,000	541,836
5.00% 7/1/28	400,000	454,112
Monroe County Industrial Development Revenue (Nazareth College Rochester Project)
5.25% 10/1/31	500,000	550,405
5.50% 10/1/41	500,000	542,530
New York City Trust for Cultural Resources (Whitney Museum of American Art) 5.00% 7/1/31	500,000	552,540
New York Dormitory Authority Revenue
(Brooklyn Law School) 5.75% 7/1/33	340,000	383,068
(Cornell University) Series A
4.75% 7/1/29	100,000	113,050
5.00% 7/1/32	265,000	301,761
5.00% 7/1/34	170,000	193,792
(Culinary Institute of America)
5.00% 7/1/28	1,000,000	1,095,849
5.00% 7/1/34	290,000	309,732
(Fordham University)
4.00% 7/1/28	300,000	314,556
4.00% 7/1/29	275,000	286,374
4.00% 7/1/30	400,000	413,392
(Manhattan Marymount) 5.00% 7/1/24	350,000	375,956
(Mt. Sinai School Medicine)
5.00% 7/1/19	500,000	582,400
5.125% 7/1/39	500,000	541,170
(New York University) Series A 5.25% 7/1/34	500,000	583,125
(Pace University) Series A
5.00% 5/1/27	200,000	221,736
5.00% 5/1/29	300,000	328,335
(Rochester Institute of Technology) 4.00% 7/1/26	1,000,000	1,063,020
(Rockefeller University) Series A 5.00% 7/1/27	250,000	290,593
(Skidmore College) Series A 5.00% 7/1/21	325,000	385,180
(St. Joseph's College) 5.25% 7/1/25	500,000	534,485
(Teachers College) 5.50% 3/1/39	250,000	275,755
(University of Rochester)
Series A 5.125% 7/1/39	250,000	279,143
Series A-2 4.375% 7/1/20	225,000	240,527
(Yeshiva University) Series A 5.00% 11/1/40	1,000,000	1,089,099

Onondaga Civic Development Revenue (Le Moyne College Project) 5.20% 7/1/29	500,000	539,395
Onondaga County Trust for Cultural Research Revenue (Syracuse University Project)
Series B 5.00% 12/1/19	350,000	418,114
St. Lawrence County Industrial Development Agency Civic Facility Revenue
(St. Lawrence University)
3.25% 7/1/16	600,000	637,122
5.00% 7/1/26	1,000,000	1,172,309
Series A 5.00% 10/1/16	500,000	561,760
Suffolk County Industrial Development Agency Civic Facility Revenue
(New York Institute of Technology Project) 5.00% 3/1/26	600,000	613,068
Troy Capital Resource Series B 5.00% 9/1/18	165,000	194,091
Troy Industrial Development Authority Civic Facility Revenue (Rensselaer Polytechnic) Series E 5.20% 4/1/37	500,000	547,110
Yonkers Economic Development Education Revenue (Charter School Educational Excellence)
Series A 6.25% 10/15/40	600,000	640,398
		21,997,060
Electric Revenue Bonds – 3.33%
Long Island Power Authority Electric System Revenue
Series A 5.00% 9/1/37	500,000	541,730
Series A 5.75% 4/1/39	350,000	402,819
Series B 5.75% 4/1/33	250,000	292,618
New York Power Authority Series A 5.00% 11/15/38	500,000	563,244
Puerto Rico Electric Power Authority Revenue
Series A 5.00% 7/1/42	425,000	407,091
Series WW 5.00% 7/1/28	190,000	188,700
Series ZZ 5.25% 7/1/18	300,000	323,742
Series ZZ 5.25% 7/1/26	500,000	510,050
		3,229,994
Healthcare Revenue Bonds – 16.23%
Albany Industrial Development Agency Civic Facility Revenue (St. Peter's Hospital Project)
Series A 5.25% 11/15/32	800,000	861,216
East Rochester Housing Authority Revenue (Senior Living-Woodland Village Project)
5.50% 8/1/33	500,000	505,105
Monroe County Industrial Development Insured Mortgage Revenue
(Rochester General Hospital) Series A
5.00% 12/1/27	330,000	371,894
5.00% 12/1/28	655,000	734,668
(University Hospital of Rochester Project) 5.50% 8/15/40 (FHA)	585,000	658,552
New York City Health & Hospital Revenue (Health System) Series A
5.00% 2/15/19	1,000,000	1,185,949
5.00% 2/15/30	500,000	554,065
New York Dormitory Authority Revenue
(Catholic Health Long Island Obligation Group) 5.00% 7/1/27	400,000	408,392
(Chapel Oaks) 5.45% 7/1/26 (LOC-Allied Irish Bank)	450,000	450,941
New York Dormitory Authority Revenue Non-State Supported Debt
(Memorial Sloan-Kettering)
Series 1 4.375% 7/1/34	1,100,000	1,190,298
Series 1 5.00% 7/1/23	600,000	721,134
Series 1 5.00% 7/1/35	225,000	244,449
Subordinate Series A2 5.00% 7/1/26	500,000	563,690
(Mt. Sinai Hospital) Series A 5.00% 7/1/26	600,000	668,154
(North Shore Long Island Jewish Group) Series A
5.00% 5/1/41	500,000	542,990
5.50% 5/1/37	500,000	558,815
(Orange Regional Medical Center)
6.125% 12/1/29	540,000	600,658
6.25% 12/1/37	250,000	275,840
Onondaga Civic Development (St. Joseph’s Hospital Health Center)
4.50% 7/1/32	385,000	371,121
5.00% 7/1/42	750,000	754,320

Orange County Funding 6.50% 1/1/46	500,000	498,620
Saratoga County Capital Resource (Saratoga Hospital Project) Series A 5.00% 12/1/26	1,000,000	1,152,540
Suffolk County Economic Development Revenue
(Catholic Health Services) 5.00% 7/1/28	1,000,000	1,119,350
(Peconic Landing Southland) 6.00% 12/1/40	650,000	730,165
		15,722,926
Housing Revenue Bonds – 0.70%
New York City Housing Development Multifamily Housing Revenue Series G-1 4.875% 11/1/39 (AMT)	250,000	256,713
New York Mortgage Agency Revenue 44th Series 4.35% 10/1/24 (AMT)	400,000	423,224
		679,937
Lease Revenue Bonds – 11.51%
Battery Park City Authority Revenue Senior Series A 5.00% 11/1/26	250,000	254,578
Erie County Industrial Development Agency School Facility Revenue (Buffalo City School District)
Series A 5.25% 5/1/25	500,000	585,815
Hudson Yards Infrastructure Revenue Series A
5.00% 2/15/47	500,000	523,210
5.25% 2/15/47	600,000	659,802
5.75% 2/15/47	1,000,000	1,155,300
New York City Industrial Development Agency
(New York Stock Exchange Project) Series A 5.00% 5/1/18	350,000	408,492
(Senior Trips) Series A 5.00% 7/1/28 (AMT)	1,500,000	1,581,674
New York City Trust for Cultural Resources (Wildlife Conservation Society) Series A 5.00% 8/1/33	1,000,000	1,158,420
New York Dormitory Authority Revenue (State University Dormitory Facilities) Series A 5.00% 7/1/37	500,000	563,510
New York Liberty Development (World Trade Center Project)
5.00% 11/15/31	500,000	560,110
5.00% 3/15/44	600,000	633,804
5.75% 11/15/51	1,055,000	1,225,330
Tobacco Settlement Financing Authority Revenue (Asset-Backed)
Series A 5.00% 6/1/18	500,000	589,880
Series B-1C 5.50% 6/1/20	200,000	200,000
Series B-1C 5.50% 6/1/21	500,000	500,000
United Nations Development Revenue Series A 5.00% 7/1/26	500,000	552,585
		11,152,510
Local General Obligation Bonds – 6.60%
New York City
Series B 5.00% 8/1/27	1,000,000	1,172,110
Subordinate Series A-1 5.00% 10/1/27	500,000	587,200
Subordinate Series C-1 5.00% 10/1/19	500,000	582,260
Subordinate Series D-1 5.00% 10/1/36	1,000,000	1,122,540
Subordinate Series I-1 5.375% 4/1/36	500,000	589,295
Un-refunded Balance Series D 5.00% 11/1/34	70,000	73,630
New York Dormitory Authority Revenue Non-State Supported Debt (School Districts Financing Program) Series A
5.00% 10/1/23	500,000	580,025
5.00% 10/1/25 (AGM)	500,000	566,955
Ramapo Local Development Guaranteed Revenue 5.00% 3/15/28	1,000,000	1,117,650
		6,391,665
§Pre-Refunded Bonds – 1.49%
New York City Series D 5.00% 11/1/34-14	55,000	58,664
New York City Transitional Finance Authority Revenue (Future Tax Secured) Subordinate Series B
5.00% 11/1/18-17	165,000	191,520
New York Dormitory Authority Revenue (Winthrop South Nassau Hospital) Series B 5.50% 7/1/23-13	500,000	502,185
Puerto Rico Highway & Transportation Authority Revenue Series Y 5.50% 7/1/36-16	475,000	546,706
Triborough Bridge & Tunnel Authority Series C 5.00% 11/15/24-18	120,000	145,985
		1,445,060
Special Tax Revenue Bonds – 13.70%
Brooklyn Arena Local Development
(Barclays Center Project)
6.25% 7/15/40	500,000	581,905
6.375% 7/15/43	500,000	584,290
6.50% 7/15/30	500,000	599,060
Guam Government Business Privilege Tax Revenue Series A
5.125% 1/1/42	185,000	201,040
5.25% 1/1/36	240,000	264,631
Metropolitan Transportation Authority Revenue Series B 5.00% 11/15/34	500,000	551,955
New York City Industrial Development Agency (YMCA of Greater New York Project) 5.00% 8/1/36	1,000,000	1,035,280

New York City Transitional Finance Authority Revenue
(Building Aid)
Series S-1 5.00% 7/15/21	750,000	912,578
Subordinate Series S-1A 5.25% 7/15/37	1,000,000	1,132,949
(Future Tax Secured)
Fiscal 2011 5.00% 2/1/26	250,000	292,100
Fiscal 2011 5.25% 2/1/29	500,000	584,160
Subordinate Series B Un-refunded Balance 5.00% 11/1/18	335,000	387,575
Subordinate Series C 5.25% 11/1/25	500,000	603,430
New York City Trust for Cultural Resources Revenue (Museum Modern Art) Series A1 5.00% 4/1/31	530,000	609,680
New York State Dormitory Authority General Purpose
Series A 5.00% 12/15/29	750,000	874,635
Series C 5.00% 3/15/34	770,000	860,067
Series E 4.00% 2/15/19	500,000	570,455
New York Dormitory Authority State Supported Debt Revenue (Consolidated Services Contract)
5.00% 7/1/17 (AGM)	500,000	578,200
New York Sales Tax Asset Receivables Series A 5.25% 10/15/27 (AMBAC)	500,000	529,025
Puerto Rico Sales Tax Financing Revenue First Subordinate Series A
5.25% 8/1/30	1,000,000	1,054,200
Ω(Convertible Capital Appreciation) 6.75% 8/1/32	185,000	189,525
Virgin Islands Public Finance Authority Revenue (Matching Fund Loan Note-Senior Lien)
Series A 5.00% 10/1/29	250,000	272,960
		13,269,700
State & Territory General Obligation Bonds – 0.73%
New York City Series E 5.00% 8/1/28	125,000	142,784
New York State Series A 5.00% 3/1/38	500,000	562,585
		705,369
Transportation Revenue Bonds – 8.71%
Metropolitan Transportation Authority Revenue
Series 2008C 6.50% 11/15/28	200,000	247,828
Series A 5.00% 11/15/41	500,000	542,470
Series C 5.00% 11/15/32	500,000	557,580
Series C 5.00% 11/15/41	200,000	216,678
Series D 5.00% 11/15/32	500,000	557,580
Series D 5.25% 11/15/27	500,000	572,405
Series E 5.00% 11/15/22	1,000,000	1,190,230
Series F 5.00% 11/15/15	150,000	166,376
New York State Thruway Authority General Revenue Series I 5.00% 1/1/32	700,000	790,258
Port Authority New York & New Jersey
(Consolidated-One Hundred Fifty-Third) 5.00% 7/15/35	250,000	282,435
(JFK International Air Terminal)
6.00% 12/1/42	700,000	814,912
6.50% 12/1/28	550,000	602,817
Triborough Bridge & Tunnel Authority Revenue
Series A 5.00% 11/15/30	500,000	575,055
Series B 5.00% 11/15/20	1,000,000	1,224,189
Series C 5.00% 11/15/24	80,000	93,341
		8,434,154
Water & Sewer Revenue Bonds – 3.71%
New York City Municipal Water Finance Authority Water & Sewer System Revenue
Fiscal 2009 Series A 5.75% 6/15/40	200,000	234,858
Series FF 5.50% 6/15/40	250,000	292,398
(Second General Resolution)
Series BB 5.25% 6/15/44	500,000	559,205
Series HH 5.00% 6/15/32	500,000	564,665
New York State Environmental Facilities Revenue Clean Water & Drinking
Revolving Funds
5.00% 6/15/30	500,000	577,325
5.00% 6/15/31	550,000	632,500
Series E 5.00% 5/15/20	600,000	737,298
		3,598,249
Total Municipal Bonds (cost $89,770,656)		94,473,631

Total Value of Securities – 97.52%
(cost $89,770,656)		94,473,631
Receivables and Other Assets Net of Liabilities – 2.48%		2,401,131
Net Assets Applicable to 8,400,014 Shares Outstanding – 100.00%		$96,874,762

•Variable rate security. The rate shown is the rate as of May 31, 2013. Interest rates reset periodically.
§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in “Notes.”
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
FHA – Federal Housing Administration

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds – Delaware Tax-Free New York Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not threshold” are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Aug. 31, 2009–Aug. 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At May 31, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$89,770,656
Aggregate unrealized appreciation	$5,319,336
Aggregate unrealized depreciation	(616,361)
Net unrealized appreciation	$4,702,975

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of May 31, 2013:

Level 2
Municipal Bonds	$94,473,631

During the period ended May 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Geographic, Credit, and Market Risk
The Fund concentrates its investments in securities issued by municipalities, mainly in New York, and may be subject to geographic concentration risk. In addition, the Fund has the flexibility to invest in issuers in Puerto Rico, the Virgin Islands, and Guam whose bonds are also free of individual state income taxes.

The value of the Fund’s investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At May 31, 2013, 1.73% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests in certain obligations held by the Fund that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letter of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding.” "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of May 31, 2013, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to May 31, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: